                                                                      Exhibit 24

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2002.

                                           /s/ Jameson A. Baxter
                                     --------------------------------------
                                      Jameson A. Baxter

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2002.

                                                   /s/ Richard G. Cline
                                               --------------------------------
                                                Richard G. Cline

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2002.

                                                /s/ Gary L. Crittenden
                                             ----------------------------------
                                              Gary L. Crittenden

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2002.

                                                   /s/ James A. Henderson
                                               ---------------------------------
                                                James A. Henderson

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2002.

                                               /s/ Gregory P. Josefowicz
                                            ----------------------------------
                                             Gregory P. Josefowicz

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2002.

                                                  /s/ Neil S. Novich
                                               -------------------------------
                                                Neil S. Novich

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2002.

                                             /s/ Jerry K. Pearlman
                                          ------------------------------------
                                           Jerry K. Pearlman

                               RYERSON TULL, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,500,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Ryerson Tull 2002 Incentive Stock Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to registration statements on Form S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-8; hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of May, 2002.

                                                  /s/ Ronald L. Thompson
                                               -------------------------------
                                                Ronald L. Thompson